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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
of The Fresh Juice Company, Inc. and Subsidiaries:

As independent public accountants, we hereby consent to the inclusion of our report dated May 17, 1996 on the financial statements of Clear Springs Citrus, Inc. as of December 31, 1995 and 1994 and for the years then ended included in this Form 8-K.

WITHUM, SMITH & BROWN
New Brunswick, New Jersey

September 11, 1996